SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                              FORM 8-K

                          CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                          July 31, 1997
           Date of Report (Date of earliest event reported)


                 AMERICAN OILFIELD DIVERS, INC.
       (Exact name of Registrant as specified in its charter)


    LOUISIANA             0-22032             72-0918249
 (State or other      (Commission File     (I.R.S. Employer
   jurisdiction           Number)           Identification
of incorporation).                             Number)


              900 Town & Country Lane, Suite 400
                     Houston, Texas  77024
        (Address of principal executive offices)  (Zip Code)

                        (713) 430-1100
       (Registrant's telephone number, including area code)


                   130 E. Kaliste Saloom Road
                      Lafayette, LA  70508
       (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On  July  31,  1997,  Registrant  announced  its
fiscal   1997   second  quarter  earnings  and  other
matters. Such matters are described in the press release attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

     (a) No financial statements are filed with this report.

     (b)  Exhibits.


          99.1 Press   release   issued  by  American
          Oilfield  Divers,  Inc. on  July  31,  1997
          concerning  fiscal  1997   second   quarter
          earnings and other matters.


                     SIGNATURES

     Pursuant  to  the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              By:  /s/ Cathy M. Green
                                  _______________________
                                       Cathy M. Green
                                     Vice President and
                                  Chief Financial Officer
Dated:  July 31, 1997


                                   EXHIBIT INDEX


     99.1 Press    release   issued   by
          American Oilfield  Divers,  Inc. on
          July  31,  1997  concerning  fiscal
          1997  second  quarter  earnings and
          other matters.